UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21233

Paradigm Funds

(Exact name of registrant as specified in charter)

Nine Elk Street, Albany, NY                             12207-1002

(Address of principal executive offices)                (Zip code)

Mae Cavoli

Paradigm Fund

Nine Elk Street, Albany, NY 12207-1002

(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 431-3516

Date of fiscal year end:  December 31, 2003

Date of reporting period:   December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Paradigm Value Fund

Annual Report

December 31, 2003

Paradigm Value Fund

Annual Report

December 31, 2003

Dear Fellow Shareholder:

The Paradigm Value Fund gained a robust 60.89% in 2003(A), significantly outperforming the S&P 600, which gained 38.77%.   It was a great year in which to launch the Fund.  Small cap stocks were the big winners in 2003, and through our bottom-up, company specific research, we were able to capture the strong upsurge. The primary driver of gains was our fundamental risk management strategy.  Specifically, we invested in undiscovered stocks priced below private market value with strong earnings potential.

For the second half of 2003(B), the Paradigm Value Fund appreciated nicely and gained 30.59%, outperforming the S&P 600, which gained 22.85%.  During this period, the Fund's best performing economic sectors were Producer Durables and Materials & Processing.

Looking ahead to 2004, we remain optimistic that last year's signs of renewed economic activity will develop into a period of economic prosperity.  The resumption in merger and acquisition activity should also add some spice to picking stocks. However, higher stock prices and the potential of higher interest rates make the search for good investment ideas even more challenging.

As always, we will remain true to our value discipline in seeking opportunities to reward our shareholders.  Your confidence and continued support is greatly appreciated.

Very truly yours,

/s/ John B. Walthausen

John Walthausen, CFA

Paradigm Capital Management, Inc.

For more complete information on the Fund, obtain a prospectus from the transfer agent at 1-877-59-FUNDS and read it carefully before investing.  The principal value and investment returns of an investment will fluctuate so that shares when redeemed may be worth more or less than the original cost.

(A)Total Returns for the one year period ended December 31, 2003.  (B)Total Returns for the six month period ended December 31, 2003.  The inception date of the Fund was January 1, 2003.  Returns include change in share prices and in each case include reinvestment of any dividends and capital gain distributions.

Past Performance Is No Guarantee Of Future Results

2003 Annual Report  1

Paradigm Value Fund

PERFORMANCE INFORMATION

Total returns for the twelve month period ended December 31 , 2003

(Fund inception January 1, 2003)

December 31, 2003 NAV $28.83

Total Return(A)

Paradigm Value Fund

     60.89%

S&P 600 Index(B)                                                     38.77%

(A)Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

(B)The S&P 600 index is a small capitalization benchmark index made up of 600 domestic stocks chosen for market size, liquidity and industry group representation whose composition is different from the Fund.

Past Performance Does Not Guarantee Future Results.  Investment Return And Principal Value Will Fluctuate So That Shares, When Redeemed, May Be Worth More Or Less Than Their Original Cost.  Returns Do Not Reflect The Deduction Of Taxes That A Shareholder Would Pay On Fund Distributions Or The Redemption Of Fund Shares.

2003 Annual Report  2

Paradigm Value Fund

		Schedule of Investments
			December 31, 2003
Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
Agricultural Production Crops
9,000	Sylvan, Inc. *	$ 110,160	2.61%

Air-Cond & Warm Air Heating Equipment
8,000	Mestek, Inc. *	154,080	3.66%

Commercial Printing
13,000	Cadmus Communications Corp.	169,000	4.01%

Construction Machinery & Equipment
18,200	Columbus McKinnon Corp. *	157,248	3.73%

Crude Petroleum & Natural Gas
2,000	Delta Petroleum Corp. *	12,140
18,500	Harvest Natural Resources *	184,075
		196,215	4.66%

Deep Sea Foreign Transportation
4,000	SEACOR Smit, Inc. *	168,120	3.99%

Electric Services
50,000	Aquila, Inc. *	169,500	4.02%

Fire, Marine & Casualty Insurance
5,000	21st Century Insurance Group	68,750	1.63%

Greeting Cards
4,150	CSS Industries, Inc.	128,691	3.05%

Hospital Medical Service Plans
4,000	Sierra Health Services *	109,800	2.61%

Industrial Instruments For Measurement
11,000	K-Tron International, Inc. *	203,500	4.83%

Industrial Trucks, Tractors, Trailors, & Stackers
1,000	Cascade Corp.	22,300	0.53%

Insurance Carriers
4,000	Pre-Paid Legal Services, Inc. *	104,480	2.48%

Iron & Steel Foundries
14,300	Intermet Corp.	77,792	1.85%

Jewelry, Silverware & Plated Ware
25,000	Oneida Ltd. *	147,250	3.50%

Life Insurance
1,100	National Western Life Insurance Co. *	170,258	4.04%

Magnetic & Optical Recording Media
2,000	Imation Corp.	70,300	1.67%

Misc. Electrical Machinery, Equipment, & Supplies
12,000	United Industrial Corp.	216,600	5.14%

Misc. Industrial & Commercial Machinery & Equipment
3,200	Curtiss-Wright Corp.	144,032	3.42%

Oil & Gas Field Services, NEC
1,000	Superior Energy Services, Inc. *	$ 9,400	0.22%

*Non-Income Producing Securities.

The accompanying notes are an integral part of the

financial statements.

2003 Annual Report  3

Paradigm Value Fund

Schedule of Investments
December 31, 2003
Shares/Principal Amount	Market Value	% of Assets

COMMON STOCKS

Plastic Materials
4,000	Rogers Corp. *	$ 176,480	4.19%

Prefabricated Metal Buildings
5,000	Butler Manufacturing Co. *	110,000	2.61%

Primary Smelting & Refining of Nonferrous Metals
4,500	Brush Engineered Material, Inc. *	68,895	1.64%

Public Building & Related Furniture
17,359	Virco Manufacturing Corp. *	110,229	2.62%

Retail-Catalog & Mail-Order Houses
6,000	Blair Corp.	146,040	3.47%

Services-Equipment Rental & Leasing
14,000	Interpool, Inc. *	203,000	4.82%

Services-Engineering Services
7,000	Washington Group International Inc. *	237,790	5.64%

Special Industry Machinery, NEC
3,600	Gerber Scientific, Inc. *	28,656	0.68%

Telephone Communications
3,500	Atlantic Tele-Network Inc.	98,175	2.33%

Trucking
23,000	Allied Holdings Inc. *	109,710	2.60%

Wholesale Machinery Equipment
7,000	Aviall, Inc. *	108,570	2.58%

Wholesale Metals Service Centers & Offices
16,000	Metals USA, Inc. *	161,120	3.82%

Total for Common Stock		$ 4,156,141	98.65%
(Identified Cost - $ 3,356,351)

Warrants
213	Chart Industries, Inc. (expires 9-15-2010)	1,172	0.03%

Cash and Equivalents
59,529	First American Treasury Obligation Fund Cl S 0.27% **	59,529	1.41%

	Total Investments	4,216,842	100.09%
	(Identified Cost - $ 3,417,052)

	Liabilities in excess of Cash and Other Assets	(3,929)	-0.09%

	Net Assets	$ 4,212,913	100.00%

*Non-Income Producing Securities.

**Variable Rate Security; The Coupon Rate shown

represents the rate at December 31, 2003.

The accompanying notes are an integral part of the

financial statements.

2003 Annual Report  4

Paradigm Value Fund

Statement of Assets and Liabilities
December 31, 2003

Assets:
Investment Securities at Market Value	$ 4,216,842
(Identified Cost - $ 3,417,052)
Cash	5,000
Dividend Receivable	1,850
Interest Receivable	28
Total Assets	4,223,720
Liabilities:
Payable to Adviser	7,628
Due to Brokers	3,179
Total Liabilities	10,807
Net Assets	$ 4,212,913
Net Assets Consist of:
Capital Paid In	3,413,123
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	799,790
Net Assets, for 146,113 Shares Outstanding	$ 4,212,913
(No par value, unlimited shares authorized)
Net Asset Value and Redemption Price
Per Share ($4,212,913/146,113 shares)	$ 28.83

Statement of Operations
For the Year Ended December 31, 2003

Investment Income:
Dividends	$ 16,035
Interest	505
Total Investment Income	16,540
Expenses: (Note 3)
Investment Adviser Fees	46,209
Total Expenses	46,209

Net Investment Loss	(29,669)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	468,368
Change in Unrealized Appreciation on Investments	799,790
Net Realized and Unrealized Gain on Investments	1,268,158

Net Increase in Net Assets from Operations	$ 1,238,489

The accompanying notes are an integral part of the

financial statements.

2003 Annual Report  5

Paradigm Value Fund

Statement of Changes in Net Assets
For the Year Ended December 31, 2003

From Operations:
Net Investment Loss	$ (29,669)
Net Realized Gain on Investments	468,368
Change in Net Unrealized Appreciation	799,790
Increase in Net Assets from Operations	1,238,489
From Distributions to Shareholders:
Net Investment Income	0
Net Realized Gain from Security Transactions	(438,815)
Change in Net Assets from Distributions	(438,815)
From Capital Share Transactions:
Proceeds From Sale of Shares	2,902,668
Shares Issued on Reinvestment of Dividends	438,815
Cost of Shares Redeemed	(28,244)
Net Increase from Shareholder Activity	3,313,239

Net Increase in Net Assets	4,112,913

Net Assets at Beginning of Year	100,000
Net Assets at End of Year
(Including Accumulated Undistributed Net Investment Income of $0)	$ 4,212,913

Share Transactions:
Issued	127,034
Reinvested	15,184
Redeemed	(1,105)
Net Increase In shares	141,113
Shares Outstanding Beginning of Year	5,000
Shares Outstanding End of Year	146,113

Financial Highlights

Selected data for a share outstanding throughout the year:
For the Year Ended December 31, 2003

Net Asset Value -
Beginning of Year	$ 20.00
Net Investment Income	(0.33)
Net Gains or Losses on Securities
(realized and unrealized)	12.52
Total from Investment Operations	12.19

Distributions (From Net Investment Income)	0.00
Distributions (From Capital Gains)	(3.36)
Total Distributions	(3.36)

Net Asset Value -
End of Year	$ 28.83
Total Return	60.89%
Ratios/Supplemental Data
Net Assets - End of Year	$ 4,212,913

Ratio of Expenses to Average Net Assets	2.00%
Ratio of Net Investment Loss to Average Net Assets	-1.28%

Portfolio Turnover Rate	138.81%

The accompanying notes are an integral part of the

financial statements.

2003 Annual Report  6

NOTES TO FINANCIAL STATEMENTS

PARADIGM VALUE FUND

December 31, 2003

1.)

ORGANIZATION

Paradigm Value Fund (the "Fund") is a non-diversified series of the Paradigm Funds (the "Trust"), a management investment company.  The Trust was organized in Ohio as a business trust on September 13, 2002 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, the Fund is the only series authorized by the Trust.  The Fund commenced operation on January 1, 2003.  The Fund's primary investment objective is capital appreciation.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:  Securities  that are  traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

SHARE VALUATION: The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

SECURITY TRANSACTION TIMING: Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Interest income is recorded as earned.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES: It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

2003 Annual Report  7

Notes to the Financial Statements – continued

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations are recorded on ex-dividend date.

OTHER: Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital or realized gains (losses).  For the year ended December 31, 2003 $116 was reclassified to paid in Capital and $29,553 was reclassified to realized gain/loss on investments.

3.)

 INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Paradigm Capital Management, Inc. (the “Adviser”).  For its services, the Adviser receives an annual investment management fee from the Fund of 2.00% of the average daily net assets of the Fund.  As a result of the above calculation, for the one year period ended December 31, 2003, the Adviser earned management fees totaling $46,209 of which $7,628 is still due to the Adviser.

The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), 12b-1 expenses and extraordinary expenses.  Candace King Weir is the control person of the Adviser and also serves as a trustee/officer of the Fund.  This individual receives benefits from the Adviser resulting from management fees paid to the Adviser of the Fund.

4.) INVESTMENTS

For the year ended December 31, 2003, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $5,889,996 and $2,985,841 respectively. There were no purchases or sales of U.S. Government obligations.

For Federal income tax purposes, the cost of investments owned at December 31, 2003 was $3,417,052.   At December 31, 2003, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation

          (Depreciation)

Net Appreciation (Depreciation)

   $808,813

              ($9,023)

                              $799,790

5.)

 CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2003, Bruce Barth held, in aggregate, 31.01% of the Fund and Candace King Weir held, in aggregate, 27.00% of the Fund.

6.) CAPITAL STOCK

At December 31, 2003 an indefinite number of shares of beneficial interest without par value were authorized.  146,113 shares were issued and outstanding and paid in capital was $3,413,123.

2003 Annual Report  8

Notes to the Financial Statements – continued

7.) DISTRIBUTION TO SHAREHOLDERS

There was a year end dividend distribution of $3.356 per share paid on December 30, 2003.

The tax character of distributions paid during fiscal year 2003 was as follows:

Distributions paid from

Ordinary Income:

$           -0-

Short-term Capital Gain

438,815

Long-term Capital Gain

          -0-

$ 438,815

As of December 31, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary

income/(accumulated losses)              $          -0-

Undistributed long-term capital

gain/(accumulated losses)                              -0-

Unrealized appreciation/(depreciation)

     799,790

  $ 799,790

2003 Annual Report  9

McCurdy & Associates

27955 Clemens Road

CPA’s, Inc.

Westlake, Ohio 44145-1121

CERTIFIED PUBLIC ACCOUNTANTS

Phone: (440) 835-8500

Fax: (440) 835-1093

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and

Board of Trustees

Paradigm Value Fund:

We have audited the accompanying statement of assets and liabilities of Paradigm Funds (consisting of the Paradigm Value Fund), including the schedule of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for the year in the period then ended, and the financial highlights for the period indicated.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash owned as of December 31, 2003, by correspondence with the custodian and broker.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Paradigm Value Fund as of December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for the year in the period then ended, and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America.

McCurdy & Associates CPA's, Inc.

Westlake, Ohio

January 12, 2004

2003 Annual Report  10

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2003 Annual Report  11

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2003 Annual Report  12

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.  The Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by a (2).

Interested Trustees and Officers

Name, Address(1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee or Officer
Candace King Weir(2), 08/19/1944	President and Trustee	Since 2002	President of C.L. King & Associates, a registered broker dealer (1972 - current), President of Paradigm Capital Management, Inc. (1993 - current), Investment Manager of PCM Ventures LLC I (1997 to current), Investment Manager of PCM Ventures LLC II (2002 to current). Investment Manger of PCM Partners International, LLC (November 2001 - current).	1	None
Mae A. Cavoli, 06/5/1963	Secretary	Since 2002	Chief Operating Officer of Paradigm Capital Management, Inc. (July 2000 - current), Senior Vice President and Associate General Counsel of KeyCorp (June 1992 - July 2000).	NA	NA
Robert A. Benton, 9/18/1954	Treasurer	Since 2002	Senior Vice President and Chief Financial Officer of Paradigm Capital Management, Inc. (March 2001 - current). Senior Vice President, Finance KeyCorp (May 1986 - September 2000).	NA	NA

(1) The address of each trustees and officer is c/o Paradigm Fund, Nine Elk Street, Albany, NY 12207.

(2) Candace King Weir is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of her affiliation with the Adviser.

Independent Trustees

Name, Address(1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee or Officer
M. Bruce Cohen(3) , 07/19/1942	Independent Trustee	Since 2002	Managing Partner PricewaterhouseCoopers LLP Capital Region Office (1986-2000), Cluster Managing Partner Pricewaterhouse Coopers Upstate New York (1992 - 1998).	1	Hudson River Bancorp, Inc
Lewis M. Golub(4), 08/25/1931	Independent Trustee	Since 2002	Chairman of the Board, Golub Corporation - DBA Price Chopper Supermarkets (1950 - current).	1	None

(1) The address of each trustees and officer is c/o Paradigm Fund, Nine Elk Street, Albany, NY 12207.

(3) Mr. Cohen is a limited partner in the PCM Partners, LP II and the PCM Partners International, LTD.  As of December 31, 2003, he owned 0.07% of the PCM Partners, LP II partnership, the value of which was $209,215, and 3.10% of PCM Partners International, LTD, the value of which was $679,287.

(4) Mr. Golub is a limited partner in the PCM Partners, LP II.  As of December 31, 2003, he owned 0.66% of the PCM Partners, LP II partnership, the value of which was $1,989,895.  Candace King Weir is the general partner of both PCM Partners, LP II and the PCM Partners International, LTD.

Unaudited

Board of Trustees

M. Bruce Cohen

Lewis Golub

Candace King Weir

Investment Adviser

Paradigm Capital Management, Inc.

Nine Elk Street

Albany, NY 12207-1002

Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Custodian

U.S. Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd., Suite C

Brecksville, OH 44141

Fund Administrator

Premier Fund Solutions, Inc.

480 N. Magnolia Avenue, Suite 103

El Cajon, CA 92020

Independent Auditors

McCurdy & Associates CPA's, Inc.

27955 Clemens Rd.

Westlake, OH 44145

This report is provided for the general information of the shareholders of the Paradigm Value Fund.  This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that M. Bruce Cohen is an audit committee financial expert. Mr. Cohen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the past fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

FYE 12/31/2003
Audit Fees	$1300
Audit-Related Fees	$0
Tax Fees	$0
All Other Fees	$0

(e)  The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant. For the fiscal year ended December 31, 2003, 100% of the audit related, tax, and other non-audit services provided by the principal accountant were pre-approved by the audit committee.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the past year.

Non-Audit Related Fees	FYE 12/31/2003
Registrant	$0
Registrant’s Investment Adviser	$0

(h)  Not applicable. The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable for periods ending before January 1, 2004.

Item 10. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)

(1) Any code of ethics or amendment thereto. Filed herewith.

(1)

Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(a)

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Paradigm Funds

By: /s/ Candace King Weir

      Candace King Weir

      President

Date: March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Candace King Weir

      Candace King Weir

      President

Date: March 5, 2004

By: /s/ Robert A. Benton

      Robert A. Benton

      Chief Financial Officer

Date: March 5, 2004